As Filed with the Securities and Exchange Commission on May 1, 2006

Registration File Nos. 333-128699

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 1	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☐

AMENDMENT NO. 8	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Stewart Greene, Esq.	Copy to:
TIAA-CREF Life Insurance Company 730 Third Avenue	Mary E. Thornton, Esq. Sutherland Asbill & Brennan LLP
New York, NY 10017-3206	1275 Pennsylvania Avenue, N.W.
(Name and address of agent for service)	Washington, DC 20004-2415

Title of Securities Being Registered: Flexible Premium Individual Variable Universal Life Insurance Policy (Intelligent Life)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2006

INTELLIGENT LIFE

Flexible Premium Individual Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes Intelligent Life—a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). We issue the Policy on a single life basis. We will pay the Death Benefit Proceeds upon the death of the Insured.

The Policy is designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective Owner should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”):

Calamos Growth and Income Portfolio

Credit Suisse Commodity Return Strategy Portfolio

Credit Suisse Global Small Cap Portfolio

Credit Suisse Small Cap Value Portfolio

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income Securities Fund—Class 1

Franklin Small-Mid Cap Growth Securities Fund—Class 1

Mutual Shares Securities Fund—Class 1

Templeton Developing Markets Securities Fund—Class 1

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen International Growth Portfolio—Institutional Shares

Janus Aspen Mid Cap Value Portfolio—Institutional Shares

Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares

Jennison 20/20 Focus Portfolio—Class II

Natural Resources Portfolio—Class II

Value Portfolio—Class II

Legg Mason Partners Variable Aggressive Growth Portfolio—Class I*

Legg Mason Partners Variable High Yield Bond Portfolio—Class I**

Legg Mason Partners Variable Small Cap Growth Portfolio—Class I***

MFS Emerging Growth Series—Initial Class

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Partners Portfolio—I Class
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class
PIMCO VIT All Asset Portfolio—Institutional Class
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class
PIMCO VIT Real Return Portfolio—Institutional Class
Royce Micro-Cap Portfolio—Investment Class
Royce Small-Cap Portfolio—Investment Class
TIAA-CREF Life Bond Fund
TIAA-CREF Life Growth Equity Fund
TIAA-CREF Life Growth & Income Fund
TIAA-CREF Life International Equity Fund
TIAA-CREF Life Large-Cap Value Fund
TIAA-CREF Life Money Market Fund
TIAA-CREF Life Real Estate Securities Fund
TIAA-CREF Life Small-Cap Equity Fund
TIAA-CREF Life Social Choice Equity Fund
TIAA-CREF Life Stock Index Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger U.S. Smaller Companies Fund
WM VT Equity Income Fund—Class 1
WM VT Mid-Cap Stock Fund—Class 1

*	Formerly Salomon Brothers Aggressive Growth Fund.
**	Formerly Salomon Brothers High Yield Bond Fund.
***	Formerly Salomon Brothers Small Cap Growth Fund.

Separate prospectuses for the Portfolios accompany this prospectus. They provide more detail on the Portfolios listed above. Note that the accompanying prospectuses for the Portfolios may provide information for other funds that are not available through the Policy. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A prospectus for each of the Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

Please contact us at:

P.O. Box 724508

Atlanta, Georgia 31139

800 223-1200

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Options you select, the Premiums you pay, the charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured. The Death Benefit Proceeds equal the death benefit less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” on page 11 for more information.

•	Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code.
•	Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code.
•	Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is also known as the return of premium death benefit.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose either the Guideline Premium Test or the Cash Value Accumulation Test at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain higher Policy Value in relation to death benefits. In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Intelligent Life Prospectus	1

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may receive accelerated payment of part or all of your death benefit if the Insured develops a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically and at no additional cost once the Insured reaches 100 years of age. The tax consequences associated with keeping a Policy in force after the Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” on page 8 for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” on page 14 for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account.

Please see the section entitled “Transfers” on page 15 for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is alive. The maximum loan amount you may take is 90% of the Cash Surrender Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1-10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” on page 16 for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•	We offer a Waiver of Monthly Charges Rider for certain Issue Ages that waives the Monthly Charge while the Insured is disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.
•	We also offer a Institutional Charitable Benefit Rider that, at no additional charge, pays an amount equal to 1.00% of the Face Amount to a qualified institution of higher learning designated by you upon the death of the Insured.
•	Finally, we offer a Level Cost of Insurance Endorsement that levels the cost of insurance rates applicable to the Policy over certain periods. This endorsement may be at or after Issue, subject to certain conditions. There are no charges associated with this endorsement.

Please see the section entitled “Riders and Endorsements” on page 29 for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a cost of insurance charge, policy fee, mortality and

2	Prospectus Intelligent Life

expense risk charge, and a Premium Tax Charge, as described in detail under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy may enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk), and there is more uncertainty as to these type of contracts. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations” on page 26. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Options as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate that may be credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

Intelligent Life Prospectus	3

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insured, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.50% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.50% to 3.50%
Surrender Charge	Not applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0
*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee	Monthly	$10 for Issue Age 0–17; $0 for Issue Ages 18+	$10 for Issue Age 0–17; $0 for Issue Ages 18+
Cost of Insurance:[1]
Minimum and Maximum Charge	Monthly	Annual rate of $0.68[2]–$1,000 per $1000 of net amount at risk	Monthly rate of $0.03–$43.90 per $1,000 of net amount at risk
Charge for a Preferred Non-Tobacco Male Insured with an Issue Age of 46 and $1 million of Face Amount, during the First Policy Year	Monthly	Annual rate of $3.73 per $1,000 of net amount at risk	Monthly rate of $0.08143 per $1,000 of net amount at risk
Mortality and Expense Risk Charge	Daily	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21+	Annual rate of 0.95% if value of Units in all Investment Accounts is less than $100,000; 0.65% of value of Units in all Investment Account is from $100,000 to $500,000; and 0.35% if value of Units in all Investment Accounts is over $500,000.[3] Regardless of value, the annual rate will be 0.35% in Policy Years 21+.
[1]	Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, and Face Amount. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and requested Riders.
[2]	Insureds with substandard classifications can have guaranteed cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[3]	The rate will change on the monthly policy anniversary based upon the Policy Value as measured on the monthly Policy anniversary.

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Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Loan Interest Charge	Daily	Annual rate of 5.00%[4]	Annual rate of 5.00%[5]
Loan Account Crediting Rate	Daily	Annual rate of 4.35%[4]	Annual rate of 4.35% for Policy Years 1–10 and annual rate of 4.80% for Policy Years 11+[5]
Extended Maturity Benefit		No Charge	No Charge
Optional Charges:[6]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[7] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest.
Waiver of Monthly Charges Rider:
Minimum and Maximum Charge	Monthly	3.00%–18.40% of monthly deduction	3.00%–18.40% of monthly deduction
Charge for a male Insured with Issue Age of 46	Monthly	7.14% in the first year of monthly deduction	7.14% in the first year of monthly deduction
Level Cost of Insurance (“COI”) Endorsement[8]	Monthly	No specific charge, but provides for annual rates of $0.397 to $59.43 per $1,000 of net at risk depending upon age and length of level COI period selected.	No specific charge, but provides for monthly rates of $0.0024 to $4.9525 per $1,000 of net at risk depending upon age and length of level COI period selected.
Institutional Charitable Benefit Rider		No Charge	No Charge
[4]	The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”
[5]	Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1-10 is 0.65% annually and the loan interest spread for Policy Years 11+ is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.
[6]	These charges may vary based on the Insured’s Issue Age, sex (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available upon request from our Administrative Office.
[7]	This amount may be lower depending on the laws of your state.
[8]	There is no specific charge for selecting this endorsement, but the endorsement provides for a different pattern of guaranteed and current cost of insurance charge rates.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the highest and lowest total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Policy both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.06%	1.59%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.06%	1.59%
[1]	More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

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The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2005.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Calamos Growth and Income Portfolio	0.75%	0.00%	0.52%	1.27%	0.00%	1.27%
Credit Suisse Commodity Return Strategy Portfolio[1]	0.50%	0.25%	0.55%	1.30%	0.00%	1.30%
Credit Suisse Global Small Cap Portfolio[2]	1.25%	0.00%	0.34%	1.59%	0.00%	1.59%
Credit Suisse Small Cap Value Portfolio[3]	0.88%	0.00%	0.47%	1.35%	0.00%	1.35%
Delaware VIP Diversified Income Series—Standard Class[4]	0.65%	0.00%	0.21%	0.86%	0.05%	0.81%
Delaware VIP International Value Equity Series—Standard Class[5]	0.85%	0.00%	0.17%	1.02%	0.00%	1.02%
Delaware VIP Small Cap Value Series—Standard Class[6]	0.73%	0.00%	0.12%	0.85%	0.00%	0.85%
Franklin Income Securities Fund—Class 1	0.46%	0.00%	0.02%	0.48%	0.00%	0.48%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[7]	0.48%	0.00%	0.28%	0.76%	0.02%	0.74%
Mutual Shares Securities Fund—Class 1	0.60%	0.00%	0.18%	0.78%	0.00%	0.78%
Templeton Developing Markets Securities Fund—Class 1	1.24%	0.00%	0.29%	1.53%	0.00%	1.53%
Janus Aspen Forty Portfolio—Institutional Shares	0.64%	0.00%	0.03%	0.67%	0.00%	0.67%
Janus Aspen International Growth Portfolio—Institutional Shares	0.64%	0.00%	0.06%	0.70%	0.00%	0.70%
Janus Aspen Mid Cap Value Portfolio—Institutional Shares[8]	0.64%	0.00%	0.23%	0.87%	0.00%	0.87%
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares[8,9]	0.50%	0.25%	0.60%	1.35%	0.00%	1.35%
Jennison 20/20 Focus Portfolio—Class II10	0.75%	0.25%	0.27%	1.27%	0.00%	1.27%
Natural Resources Portfolio—Class II10	0.45%	0.25%	0.19%	0.89%	0.00%	0.89%
Value Portfolio—Class II10	0.40%	0.25%	0.18%	0.83%	0.00%	0.83%
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I11	0.75%	0.00%	0.15%	0.90%	0.00%	0.90%
Legg Mason Partners Variable High Yield Bond Portfolio—Class I12	0.80%	0.00%	0.21%	1.01%	0.00%	1.01%
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I13	0.75%	0.00%	0.18%	0.93%	0.00%	0.93%
MFS Emerging Growth Series—Initial Class[14]	0.75%	0.00%	0.13%	0.88%	0.00%	0.88%
MFS Global Equity Series—Initial Class[14,15]	1.00%	0.00%	0.48%	1.48%	0.33%	1.15%
MFS Investors Growth Stock Series—Initial Class[14]	0.75%	0.00%	0.15%	0.90%	0.00%	0.90%
MFS Utilities Series—Initial Class[14]	0.75%	0.00%	0.15%	0.90%	0.00%	0.90%
Neuberger Berman Advisers Management Trust Partners Portfolio[16]	0.83%	0.00%	0.07%	0.90%	0.00%	0.90%
Neuberger Berman Advisers Management Trust Regency Portfolio[16]	0.85%	0.00%	0.16%	1.01%	0.00%	1.01%
PIMCO VIT All Asset Portfolio—Institutional Class[17]	0.20%	0.00%	0.88%	1.08%	0.00%	1.08%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[18]	0.25%	0.00%	0.50%	0.75%	0.00%	0.75%
PIMCO VIT Real Return Portfolio—Institutional Class[19]	0.25%	0.00%	0.26%	0.51%	0.00%	0.51%
Royce Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.08%	1.33%	0.00%	1.33%
Royce Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.11%	1.11%	0.00%	1.11%
TIAA-CREF Life Bond Fund[20]	0.10%	0.00%	0.00%	0.10%	0.00%	0.10%
TIAA-CREF Life Growth Equity Fund[20]	0.25%	0.00%	0.00%	0.25%	0.00%	0.25%
TIAA-CREF Life Growth & Income Fund[20]	0.23%	0.00%	0.00%	0.23%	0.00%	0.23%
TIAA-CREF Life International Equity Fund[20]	0.29%	0.00%	0.00%	0.29%	0.00%	0.29%
TIAA-CREF Life Large-Cap Value Fund[20]	0.24%	0.00%	0.00%	0.24%	0.00%	0.24%
TIAA-CREF Life Money Market Fund[20]	0.06%	0.00%	0.00%	0.06%	0.00%	0.06%
TIAA-CREF Life Real Estate Securities Fund[20]	0.25%	0.00%	0.00%	0.25%	0.00%	0.25%
TIAA-CREF Life Small-Cap Equity Fund[20]	0.10%	0.00%	0.00%	0.10%	0.00%	0.10%
TIAA-CREF Life Social Choice Equity Fund[20]	0.07%	0.00%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Stock Index Fund[20]	0.06%	0.00%	0.00%	0.06%	0.00%	0.06%
Wanger International Small Cap Fund	0.95%	0.00%	0.18%	1.13%	0.00%	1.13%
Wanger Select Fund	0.85%	0.00%	0.12%	0.97%	0.00%	0.97%
Wanger U.S. Smaller Companies Fund	0.90%	0.00%	0.05%	0.95%	0.00%	0.95%
WM VT Equity Income Fund—Class 1	0.62%	0.00%	0.05%	0.67%	0.00%	0.67%
WM VT Mid Cap Stock Fund—Class 1	0.75%	0.00%	0.06%	0.81%	0.00%	0.81%
[1]	As this Portfolio is newly-organized, its expenses are estimated for the fiscal year ending December 31, 2005. Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed during the fiscal year ending December 31, 2005, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee above 0.15% would be waived, resulting in a total Fee Waiver and Reimbursement of 0.35% and Net Total Annual Portfolio Operating Expenses of 0.95%.
[2]	Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee would be 1.06%, resulting in a total Fee Waiver and Reimbursement of 0.19% and Net Total Annual Portfolio Operating Expenses of 1.40%.

6	Prospectus Intelligent Life

[3]	Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee would be 0.82%, resulting in a total Fee Waiver and Reimbursement of 0.06% and Net Total Annual Portfolio Operating Expenses of 1.29%.
[4]	Other Expenses are based on estimated amounts for fiscal year 2005. The Portfolio’s investment manager has contractually agreed to waive fees and pay expenses through April 30, 2007 in order to prevent Gross Total Annual Portfolio Operating Expenses from exceeding 0.81%.
[5]	The Portfolio’s investment manager has contractually agreed to waive fees and pay expenses through April 30, 2007 in order to prevent Gross Total Annual Portfolio Operating Expenses from exceeding 1.08%.
[6]	The Portfolio’s investment manager has contractually agreed to waive fees and pay expenses through April 30, 2007 in order to prevent Gross Total Annual Portfolio Operating Expenses from exceeding 1.03%.
[7]	The Portfolio’s investment manager has contracted to reduce its fee from assets invested by the Portfolio in a Franklin Templeton money market fund (the Sweep Money Fund). This permanent reduction is required by the Portfolio’s Board of Trustees and an order of the Securities and Exchange Commission.
[8]	The Portfolio’s investment manager has contracted to waive fees until May 1, 2007 in order to prevent Gross Total Annual Portfolio Operating Expenses from exceeding certain specified limits. The chart above reflects the application of such waiver, if any.
[9]	Included in Other Expenses is an administrative services fee of 0.10% to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. Additionally, effective January 1, 2006, the Portfolio’s management fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio’s performance relative to its benchmark index. This change will not impact the management fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the performance fees are included in the Management Expenses section of the Janus Aspen Series prospectus with further discussion in the Statement of Additional Information.
[10]	Other Expenses for this Portfolio includes a 0.15% administration fee.
[11]	Effective October 1, 2005, the Portfolio’s Management Fee was changed to the following breakpoint schedule: the Portfolio has a fee schedule that reduces the Management Fee payable on assets in excess of $1 billion as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion. The Management Fee in the table has been restated to reflect the new fee schedule. The actual Management Fee for the fiscal year ended December 31, 2005 was 0.79%. Additionally, Other Expenses have been restated to reflect the estimated effect of new transfer agency and custody contracts that became effective January 1, 2006.
[12]	As of October 1, 2005, the Portfolio’s Management Fee is payable in accordance with the following fee schedule: 0.800% on average daily net assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion. The Management Fee in the table has been restated to reflect the current fee, as it was changed effective October 1, 2005. Additionally, Other Expenses reflect the estimated effect of new transfer agency and custody contracts that became effective January 1, 2006. The Portfolio’s investment manager has voluntarily agreed to waive a portion of its Management Fee and/or reimburse the Portfolio for certain expenses so that the Portfolio’s Gross Total Annual Portfolio Operating Expenses will not exceed 1.00%. This waiver and/or reimbursement may be discontinued at any time. If this waiver is taken into effect, the Portfolio’s Net Total Annual Portfolio Operating Expenses would be 1.00%.
[13]	The Portfolio’s investment manager has voluntarily agreed to waive a portion of its Management Fee and/or reimburse the Portfolio for certain expenses so that the Portfolio’s Gross Total Annual Portfolio Operating Expenses will not exceed 1.50%. This waiver and/or reimbursement may be discontinued at any time. Additionally, Other Expenses reflect the estimated effect of new transfer agency and custody contracts that became effective January 1, 2006.
[14]	The Portfolio has an expense offset arrangement that reduces its custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent, and the Portfolio may have entered into or may enter into brokerage arrangements that reduce or recapture the Portfolio’s expenses. Any such expense reductions are not reflected in the chart. Had these expense reductions been taken into account, the Portfolio’s Net Total Annual Portfolio Operating Expenses would be lower.
[15]	The Portfolio’s investment manager has contracted to reimburse expenses until at least April 30, 2007 in order to prevent Other Expenses (determined without giving effect to the expense offset arrangement described in the prior footnote and excluding management fees, taxes, extraordinary expenses, brokerage, and transaction costs and expenses associated with investing activities) from exceeding 0.15%.
[16]	The Portfolio’s investment manager has contracted to waive fees and/or reimburse certain operating expenses through December 31, 2009 in order to prevent Gross Total Annual Portfolio Operating Expenses (excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs) from exceeding 1.00% (for the Partners Portfolio) and 1.50% (for the Regency Portfolio). The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to the investment manager within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
[17]	The Portfolio’s Other Expenses reflects an Administrative Fee of 0.25%. The Portfolio is a “fund of funds” that invests substantially all of its assets in shares of other PIMCO VIT Funds. Because the Portfolio invests in other underlying funds, the Portfolio also bears its pro rata share of the operating expenses of these funds, which equals 0.63% and is reflected under “Other Expenses” in the chart. The Portfolio’s underlying fund expenses will vary with changes in the expenses of the underlying funds, as well as changes to the allocation of the Portfolio’s assets, and may be higher or lower than those shown above. The Portfolio’s investment manager has contractually agreed, for the Portfolio’s current fiscal year, to waive its Management Fee to the extent that the underlying fund expenses attributable to Management and Administrative Fees exceed 0.64%. The investment manager may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
[18]	The Portfolio’s Other Expenses reflects an Administrative Fee of 0.50%.
[19]	The Portfolio’s Other Expenses reflects an Administrative Fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities. The ratio of net expenses to average net assets excluding interest expense is 0.50%.
[20]	Because the Portfolio’s investment manager is responsible for providing or obtaining at its own expense all services necessary to operate the Portfolio on a day-to-day basis, the Portfolio’s Other Expenses are included in the Management Fee.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers. We have not and cannot independently verify either the accuracy of completeness of such information.

Intelligent Life Prospectus	7

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the Business Day we receive the returned Policy, plus
•	Any Premium Tax Charge deducted from Premiums paid, plus
•	Any Monthly Charges charged against the Policy Value, plus
•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While the Insured is alive, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Policy will pass to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner and assigning the Policy may have tax consequences.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or
•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured described in the application must not have changed. The minimum first Premium must be at least $50.

8	Prospectus Intelligent Life

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect to pay Premiums on a monthly, quarterly, semiannual, annual, or single-sum basis. You do not have to pay Premiums according to any schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a year. Note that we cannot accept money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the Owner cannot be identified from the face of the check.

We have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;
•	The Premium would cause the Policy to become a MEC under the Code; or
•	The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the maximum amount that may be paid under the Policy. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that

Intelligent Life Prospectus	9

you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Tax-Free Exchanges (Section 1035 Exchanges). We may accept as part of your first Premium money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Investment Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.
•	We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.
•	You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective on the Business Day we receive your request.

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). On the fifth day following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the fifth day following the end of the Right to Cancel Period is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately subsequent Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value on the fifth day following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins when you receive your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account, and in each Investment Account;
•	is determined first on the Policy Date and then on each date thereafter; and
•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus
•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus
•	Units redeemed to pay for Monthly Charges; minus
•	Units redeemed to pay for partial withdrawals; minus
•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus
•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

10	Prospectus Intelligent Life

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by
•	the net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;
•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;
•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses and the mortality and expense risk charge; and
•	decreases to reflect the mortality and expense risk charge which is based upon the following annual rates:
•	0.95% if the value of Units in all Investment Accounts is less than $100,000;
•	0.65% if the value of Units in all Investment Accounts from $100,000 to $500,000; and
•	0.35% if the value of Units in all Investment Accounts is over $500,000.
•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for Monthly Charges; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts used to pay transfer charges, charges to execute rights under the policy Riders, and charges to exercise the accelerated death benefit feature; minus
•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus
•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus
•	any unpaid Monthly Charges; minus
•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail.

Intelligent Life Prospectus	11

The Death Benefit under Option A is the greater of:

•	the Face Amount; and
•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured); and
•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Insured); and
•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage.

The amount of the death benefit may vary with the Policy Value.

•	Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount.
•	Under Option B, the death benefit will always vary with the Policy Value.

Choice Of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
•	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on the Insured’s sex (in most cases), Underwriting Class, age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider. Option C is not applicable to Cash Value Accumulation Test Policies.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and which has a high Policy Value based on investment experience, but which may not satisfy the Guideline Premium Test if the change in death benefit option requires us to re-test the Policy’s eligibility under Section 7702 as of the effective date of the requested change in death benefit option. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

12	Prospectus Intelligent Life

PAYMENT METHODS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve months or less. We will require you to submit acceptable proof to us of the Insured’s terminal illness before we approve your application for the accelerated death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the Death Benefit Proceeds before reduction for any Outstanding Loan Amounts and unpaid Monthly Charges (the “available proceeds”). However, you may not elect to accelerate an amount that is less than 25% of available proceeds or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds discounted for one year of interest and reduced by:

•	an administrative expense charge not to exceed $200;
•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and
•	any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated available proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state.

If we approve your application for partial acceleration of available proceeds, the unaccelerated portion of the Policy’s Death Benefit Proceeds will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated available proceeds to the available proceeds before the acceleration. The acceleration of all available proceeds will result in the termination of the Policy.

There is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. The federal income tax consequences associated with applying for the accelerated death benefit or receiving an accelerated death benefit payment are uncertain. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the life of the Insured. When the Insured reaches age 100, the Cash Surrender Value of the Policy will be the death benefit. All Units in the Investment Accounts will be transferred to the Fixed Account and interest will continue to accumulate on the value in this Account. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 100 will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed. No additional loans or partial withdrawals will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the Insured reached Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

•	You may increase the Face Amount by submitting an application and providing evidence of insurability satisfactory to us at our Administrative Office.
•	The minimum increase is $50,000.
•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Charges then due.
•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured is alive on that date.
•	We will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.
•	You may not increase the Face Amount on or after the Insured’s Attained Age 91. The Insured must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s Attained Age is 76 or older, there are additional signature requirements.
•	The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

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•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.
•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.
•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”
•	The Insured must be alive on the date we receive your request in order to decrease the Face Amount.
•	The minimum decrease is $25,000.
•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.
•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.
•	A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.
•	We will not allow a decrease in Face Amount if, after the decrease, the death benefit would be less than the minimum death benefit required by Code Section 7702.
•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	The Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.
•	The Surrender will take effect and the Policy will terminate on the date we receive your request.
•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
•	We generally will pay the Cash Surrender Value to you in a lump sum within 7 days after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.
•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.
•	The Insured must be alive and the Policy must be in force when you make your request.
•	You can specify the Investment Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Investment Options in proportion to the Policy Value attributable to each Investment Option before the partial withdrawal.
•	We reserve the right to restrict you to one withdrawal from any one Investment Option within a 90-day period.
•	If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.
•	We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.
•	We generally will pay a partial withdrawal request after it is processed, but not later than 7 days after the Business Day when we received the request.
•	A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).
•	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.
•	If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.
•	There is a withdrawal charge of $20.

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Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Investment Account or Fixed Account you are transferring from, if less.
•	The total amount of transfers in any Policy Year from the Fixed Account may not exceed the greater of:
•	25% of the current balance in the Fixed Account or
•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.
•	We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Investment Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, the exchange privilege, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.
•	We consider each request to be a single transfer, regardless of the number of Investment Options involved. If the transfer targets more than one Investment Option, we’ll deduct any transfer charge from all the target Investment Options in proportion to the amount transferred into each Investment Option.
•	We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.
•	If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Investment Option into the Investment Option you are transferring to. If you are transferring to more than one Investment Option, we will transfer the remaining amount into the Investment Options you are transferring to in proportion to your transfer instructions.

MARKET TIMING/TRANSFER POLICIES

There are Owners who may try to profit from transferring money back and forth among Investment Options in an effort to “time” the market. As money is shifted in and out of these Investment Options, we incur transaction costs and the Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities.

The Policies are not designed for market timing or frequent trading. To discourage market-timing activity, and control certain transfer activity, the Company has adopted the following policies and procedures related to Investment Accounts that invest in Portfolios.

•	We reserve the right to restrict you to one transfer from any one Investment Option within a 90-day period.
•	We reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy year.
•	If we receive a request for an electronic transfer (i.e. over the Internet, by telephone or by fax) into or out of the Investment Account that invests in the TIAA-CREF Life International Equity Fund prior to 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of that Business Day. If we receive an electronic transfer request into or out of the Investment Account that invests in the TIAA-CREF Life International Equity Fund on or after 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of the next Business Day.
•	If we regard transfer activity as disruptive to a Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet.
•	We seek to apply our market timing and other transfer policies uniformly to all Owners. No exceptions are made with respect to the policies. A Policy is not appropriate for market timing. You should not invest in a Policy if you want to engage in market timing activity.
•	Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Company or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of Units held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolios.
•	We reserve the right to modify or terminate our market timing policies or transfer privileges at any time.

Additionally, the Portfolios may have their own policies and procedures to deter market timing and excessive trading, which may include, but are not limited to, trading restrictions and prohibitions, and redemption

Intelligent Life Prospectus	15

and other fees. We may cooperate with the Portfolios to enforce their market timing policies and/or share Investment Account trading information with them so that they can enforce their market timing policies on a Policy. Please see the Portfolios’ prospectuses for more information on their various market timing policies and procedures.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options. If you do not select an Investment Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the subsequent Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program for a particular Policy.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis.

We reserve the right to allow you to start only one automatic account rebalancing program in any Policy Year or successive 12 month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Policy.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.
•	The maximum loan you may take is 90% of the Cash Surrender Value on the date of the loan.
•	The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the Business Day we receive your request.
•	Loans may not be taken in the Right to Cancel Period.
•	The Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Options. If you do not specify any particular Investment Option, we will transfer the loan amount on a pro rata basis from all of your Investment Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at an annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an

16	Prospectus Intelligent Life

amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1-10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Investment Options (per your instructions or pro rata to or from each of your Investment Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•	You may repay all or part of your Outstanding Loan Amounts at any time while the Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.
•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.
•	We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured.
•	If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See “Policy Lapse and Reinstatement.”
•	We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” in the Statement of Additional Information for more information on such deferrals.

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

TELEPHONE AND INTERNET REQUESTS

To speak with a customer service representative to make requests related to your Policy or to obtain more information, you can call the Administrative Office at 800 223-1200.

You can also use the TIAA-CREF Web Center’s account access feature to check your Investment Option value and current allocation percentages, and make transfers. You will be asked to enter your Personal Identification Number (PIN) and Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot

Intelligent Life Prospectus	17

promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your PIN, because automated transaction options will be available to anyone who provides your PIN. We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Please note that you will not be able to utilize the TIAA-CREF Web Center until June 5, 2006. Prior to that time, all requests related to your Policy should be directed to the Administrative Office at 800 223-1200.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;
•	Evidence of insurability we deem satisfactory;
•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and
•	Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse (in states other than Pennsylvania) accruing interest at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will equal the amounts paid at reinstatement and then decreased by any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We have not registered the Fixed Account with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

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The Separate Account is used to provide values and benefits for the Policy and other similar policies. We own the assets in the Separate Account. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account, will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses that accompany this prospectus. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers.

In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. Statements of Additional Information for each Portfolio are available upon request.

Payments from Portfolios

We may receive payments from some or all of the Portfolios or their investment managers, distributors or affiliates for administrative, marketing, distribution and other services we provide and expenses we incur. The amount of this compensation may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

In addition, we may receive fees from Portfolios or their affiliates to compensate us for providing administrative and other services relating to the Portfolios. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are not deducted from Portfolio assets and do not decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to compensate us for providing certain administrative and other services, as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

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Portfolio Investment Managers, Investment Objectives and Primary Strategies

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective/Primary Strategy
Calamos Growth and Income Fund	Calamos Advisors LLC	Seeks high long-term total return through growth and current income by investing primarily in a diversified portfolio of convertible, equity and fixed-income securities.
Credit Suisse Commodity Return Strategy Portfolio	Credit Suisse Asset Management, LLC	Seeks total return by investing in commodity-linked derivative instruments backed by a portfolio of fixed-income securities.
Credit Suisse Global Small Cap Portfolio	Credit Suisse Asset Management, LLC	Seeks long-term growth of capital by investing in equity securities of small U.S. and foreign companies.
Credit Suisse Small Cap Value Portfolio	Credit Suisse Asset Management, LLC	Seeks a high level of growth of capital by investing in equity securities of small U.S. companies that appear to be undervalued.
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk by investing primarily in bonds allocated among 3 sectors of the fixed income market: high-yield, investment grade and international.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks long-term growth without undue risk to principal by investing primarily in foreign equity securities that provide the potential for capital appreciation.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation through investments in small capitalization companies.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio normally invests in both equity and debt securities. The Portfolio seeks income by investing in corporate, foreign, and U.S. Treasury bonds as well as stocks with dividend yields the Portfolio’s manager believes are attractive.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth by investing at least 80% of the Portfolio’s net assets in investments of small capitalization companies and mid capitalization companies.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation by normally investing mainly in equity securities that the Portfolio’s manager believes are undervalued, and to a lesser extent the Portfolio invests in risk arbitrage securities and distressed companies. The Portfolio seeks income as a secondary goal.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation by normally investing at least 80% of the Portfolio’s net assets in emerging market investments and normally investing primarily to predominantly in equity securities.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential.
Janus Aspen International Growth Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital by investing primarily in securities of issuers from several different countries, excluding the U.S. The Portfolio may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.
Janus Aspen Mid Cap Value Portfolio— Institutional Shares	Janus Capital Management LLC Perkins, Wolf, McDonnell and Company, LLC (sub-adviser)	Seeks capital appreciation by investing primarily in common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Value Index.

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Portfolio	Investment Manager	Investment Objective/Primary Strategy
Janus Aspen INTECH Risk-Managed Core Portfolio— Service Shares	Janus Capital Management LLC Enhanced Investment Technologies, LLC (sub-adviser)	Seeks long-term growth of capital by investing primarily in common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500 Index.
Jennison 20/20 Focus Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that are selected by the portfolio managers as having strong capital appreciation potential.
Natural Resources Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital by investing in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource.
Value Portfolio—Class II	Jennison Associates LLC	Seeks capital appreciation by investing primarily in common stocks that are believed to be undervalued – those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts that may be able to close the gap between the stock price and what is believed to be the true worth of the company.
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	Salomon Brothers Asset Management Inc.	Seeks capital appreciation by investing in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index.
Legg Mason Partners Variable High Yield Bond Portfolio—Class I	Salomon Brothers Asset Management Inc.	Seeks to maximize total return, consistent with the preservation of capital by investing in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities.
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	Salomon Brothers Asset Management Inc.	Seeks long-term growth of capital by investing at least 80% of assets in equity securities of companies with small market capitalizations and related investments.
MFS Emerging Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks to provide long-term growth of capital by investing in common stocks and related securities of emerging growth companies.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation by investing in common stocks and related securities of U.S. and foreign issuers.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks to provide long-term growth of capital and future income rather than current income by investing in common stocks and related securities of companies which MFS believes offer better than average prospects for long-term growth.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Investment Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital by investing in common stocks of mid- to large-capitalization companies.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Investment Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital by investing in common stocks of mid-capitalization companies.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing in shares of the PIMCO Funds.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing in fixed-income instruments of issuers located in at least 3 countries.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities issued by micro-cap companies.
Royce Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital by investing in equity securities issued by small companies.
TIAA-CREF Life Bond Fund—Investment Class	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from fixed-income securities.

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TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital by investing in high-quality short-term money market instruments.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Wanger International Small Cap Fund	Columbia Wanger Asset Management, L.P.	Seeks long-term growth of capital by investing in stocks of companies based outside the U.S. with market capitalizations of less than $3 billion at the time of initial purchase.
Wanger Select Fund	Columbia Wanger Asset Management, L.P.	Seeks long-term growth of capital by generally investing in the stocks of U.S. companies.
Wanger U.S. Smaller Companies Fund	Columbia Wanger Asset Management, L.P.	Seeks long-term growth of capital by investing in the stocks of small- and medium-size U.S. companies.
WM VT Equity Income Fund—Class 1	WM Advisors, Inc.	Seeks to provide a relatively high level of current income and long-term growth of income and capital by investing in dividend-paying common stocks and preferred stocks.
WM VT Mid Cap Stock Fund—Class 1	WM Advisors, Inc.	Seeks to provide long-term capital appreciation by investing in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase.

Note that the accompanying prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the accompanying prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

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CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;
•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
•	transferring any assets from an Investment Account: (a) into another Investment Account or Investment Option; or (b) into one or more separate accounts; or (c) into our general account;
•	adding, combining or removing Investment Accounts in the Separate Account;
•	substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;
•	change the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;
•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;
•	making any other necessary technical changes in this Policy in order to conform with any action this provision permits us to take; and
•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or
•	the Fixed Account.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through your contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions, your shares will be voted by the Company in the same proportion as the voting instructions received on all outstanding Policies. The Company may vote the shares of the Portfolios in its own right in some cases, if it determines that it may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;
•	Investment Options, including Premium allocation;
•	administration of elective options; and
•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

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•	overhead and other expenses for providing services and benefits;
•	sales and marketing expenses; and
•	other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured dies sooner than we estimate;
•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and
•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.50% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make those deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Investment Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Investment Option pro rata from the other Investment Options you have specified, unless you provide us with new instructions. If no Investment Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Investment Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has three components:

•	a monthly policy fee (applicable only to certain Issue Ages);
•	the monthly cost of insurance charge; and
•	charges for any Riders (as specified in the applicable Rider).

Monthly Policy Fee. We assess a monthly policy fee that is applicable for certain Issue Ages and Policy Years to compensate us for certain administrative and operating expenses of Policies with lower Face Amounts. The annualized policy fee of $120 applies for Issue Ages 0-17.

In no event will the policy fees imposed exceed this amount. We reserve the right to reduce or waive the policy fee for particular contracts when we anticipate that our administrative and operating expenses will be lower.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy.

The charge depends on a number of variables (including Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and, in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by
•	the net amount at risk for your Policy on the Monthly Charge Date.

The net amount at risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus
•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on an Insured’s circumstances at the time of the increase.

We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each net amount at risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The net amount at risk is affected by investment

24	Prospectus Intelligent Life

performance, loans, payment of Premiums, policy fees and charges, the death benefit option, partial withdrawals, and decreases in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on an Insured’s Underwriting Class, Issue Age, Face Amount, death benefit option, number of full years insurance has been in force, and, in most states, sex. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured’s Attained Age, Underwriting Class, Policy Year and a blend of the 1980 Commissioners Standard Ordinary Mortality Tables for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•	In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.
•	Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.
•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this mortality and expense charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;
•	0.65% if the value of Units in all Investment Accounts from $100,000 to $500,000; and
•	0.35% if the value of Units in all Investment Accounts is over $500,000.
•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Investment Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.
•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.
•	We deduct the transfer charge from the Investment Option to which a transfer was most recently made.
•	Transfers due to dollar cost averaging, automatic account rebalancing, loans, the exchange privilege, a change in Investment Account investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, we will discount any accelerated death benefit payment for one year of interest

Intelligent Life Prospectus	25

and an administrative expense charge not to exceed $200 or the maximum allowed in the state of issue. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at an interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a fixed annual earned interest rate of 4.35% for Policy Years 1-10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses for the Investment Accounts may also change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Investment Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Investment Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and there is more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or
•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

26	Prospectus Intelligent Life

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be restated as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.
•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.
•	A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Intelligent Life Prospectus	27

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to this tax.

28	Prospectus Intelligent Life

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift, and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for further details.

Waiver of Monthly Charges Rider. This Rider is available only at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge each month as part of the Monthly Charge if you select this Rider, which depends on the Issue Age and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Institutional Charitable Benefit Rider. This Rider provides that an amount equal to 1.00% of the Face Amount of a Policy will be paid to a designated qualified institution of higher learning upon the death of the Insured. This amount

Intelligent Life Prospectus	29

is in addition to the full Face Amount of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount.

The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated qualified institution of higher learning by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request.

There is no charge for this Rider.

Level Cost of Insurance Endorsement. This optional endorsement levels the cost of insurance (“COI”) rates applied to the Policy. If the Owner pays sufficient Premiums, the level COI rates will be guaranteed. This endorsement may be added at Policy issue without any extra evidence of insurability beyond what is required for the Policy. We may offer the endorsement after issue while the Policy is still in force and while there is an available level COI period for the Insured’s age, but evidence of insurability may be required at the time of endorsement. The duration of the level COI period will be documented in the endorsement.

The level COI is available only to certain Issue Ages and for certain periods. It will not be available prior to Issue Age 18 and regardless of period, will not be issued past age 75. The level COI rates depend on the level COI period selected; the Face Amount of the Policy; and the gender, age, and Underwriting class of the Insured.

There are no charges assessed to add this endorsement, and this endorsement does not have any cash value.

While the Owner has paid sufficient Premium into the Policy, the guaranteed maximum COI rates will equal the non-guaranteed level COI rates. While the Owner has not paid sufficient Premium, guaranteed maximum COI rates will be the greater of the non-guaranteed level COI rates and the guaranteed maximum COI rates that would apply under the Policy if the endorsement were not attached. The Premium the Owner needs to pay to guarantee the level COI rates is provided in the endorsement.

The Owner may terminate this endorsement at any time at no additional cost. If the Owner doesn’t terminate this endorsement, the endorsement will terminate at the end of the level COI period assuming the Policy continues to stay in force until that time. When this endorsement terminates, both the non-guaranteed and guaranteed COI rates for the Policy will be as if this endorsement had never been attached to the Policy.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the NASD. TPIS may be considered the “principal underwriter” of interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS or an affiliate of TPIS like TIAA-CREF Individual and Institutional Services, LLC (“Services”), whose main offices are at 730 Third Avenue, New York, New York 10017-3206, or must have entered into an agreement with TPIS or Services to distribute the Policy. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay TPIS a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 800 223-1200. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

The Separate Account, the Company, TPIS, and Services are not involved in any legal action or any pending or threatened lawsuits that they believe will have a materially adverse impact on them or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

30	Prospectus Intelligent Life

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 800 223-1200.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Investment Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured reaches Attained Age 100. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Investment Option supported by our general account. Policy Value allocated to the Fixed Account earns at least 3% annual interest.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  The person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account, and invests its assets in shares of a corresponding Portfolio.

Investment Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the Fixed Account.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Loan Account  The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Premium  The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person entitled to exercise all rights as Owner under the Policy.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the

Intelligent Life Prospectus	31

current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insured.

Policy Value The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge  A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right To Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Underwriting Class  A class we assign to the person insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

32	Prospectus Intelligent Life

Table of Contents for the Statement of Additional Information

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Changing Your Death Benefit Option
B-4	Payment of Policy Benefits
B-5	Delays in Payments
B-5	Policy Termination
B-6	Additional Information on Sales of the Policies
B-6	Illustrations

B-6	Performance Data
B-7	Total Returns
B-7	Additional Information
B-7	Legal Developments Regarding Unisex Actuarial Tables
B-8	Reports to Owners
B-8	Safekeeping of Account Assets
B-8	Records
B-8	Legal Matters
B-8	Independent Registered Public Accounting Firms
B-8	Additional Information about the Company
B-9	Additional Information about the Separate Account
B-9	Potential Conflicts of Interest
B-9	Other Information
B-9	Financial Statements
B-10	Index to Financial Statements

Intelligent Life Prospectus	33

For more information about Intelligent Life

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

(on or after June 5, 2006)

24 hours a day, 7 days a week

Administrative Office

800 223-1200

8 a.m to 6 p.m ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 800 223-1200.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-5850.

Investment Company Act of 1940

Registration File No. 811-10393

A11129

(3/06)

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT LIFE

FLEXIBLE PREMIUM INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2006

This Statement of Additional Information (“SAI”) contains additional information regarding Intelligent Life—a flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on a single life basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2006 and the prospectuses for the mutual funds that serve as investment options for the Policy. You may obtain a copy of these prospectuses by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 800 223-1200. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of Contents for the Statement of Additional Information

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Changing Your Death Benefit Option
B-4	Payment of Policy Benefits
B-5	Delays in Payments
B-5	Policy Termination
B-6	Additional Information on Sales of the Policies
B-6	Illustrations
B-6	Performance Data

B-7	Total Returns
B-7	Additional Information
B-7	Legal Developments Regarding Unisex Actuarial Tables
B-8	Reports to Owners
B-8	Safekeeping of Account Assets
B-8	Records
B-8	Legal Matters
B-8	Independent Registered Public Accounting Firms
B-8	Additional Information about the Company
B-9	Additional Information about the Separate Account
B-9	Potential Conflicts of Interest
B-9	Other Information
B-9	Financial Statements
B-10	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

POLICY COST FACTORS

We may change monthly cost of insurance rates, policy fees, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•	You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies) in the application.
•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured shares

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equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.
•	If no primary Beneficiaries survive the Insured, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.
•	If there is not a designated Beneficiary surviving at the death of the Insured, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.
•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.
•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.
•	The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured is alive when we receive the notice.
•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.
•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.
•	The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured is alive when we receive the request.
•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.
•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).
•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.
•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.
•	Assignments are subject to any outstanding policy loan.
•	We are not:
•	bound by any assignment unless we receive an Acceptable Notice of the assignment;
•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or
•	liable for any payment we make before we receive Acceptable Notice of the assignment.
•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program.

SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a change from Death Benefit Option A to B or C, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

MISSTATEMENT OF AGE OR SEX

If an Insured’s age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or sex. However, in most states, if we discover such misstatement while the Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges

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that should have been made for the correct age or sex of the Insured.

CHANGING YOUR DEATH BENEFIT OPTION

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.
•	The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.
•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.
•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.
•	We may restrict any changes from or to Option C.
•	If a change in death benefit option would cause your Policy to be classified as a modified endowment contract, we will not process the change until you tell us to in a form satisfactory to us.
•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured must be alive and you must give us satisfactory evidence of insurability.
•	Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.
•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.
•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.
•	We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured must be alive and you must give us satisfactory evidence of insurability.
•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.
•	We’ll increase the Face Amount on the effective date of the change. The underwriting class and cost of insurance rates for the increase will be the same as they are for the most recent increase you requested. If you haven’t requested an increase, then they will be the same as they are for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured must be alive and you must give us satisfactory evidence of insurability.
•	We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid minus Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.
•	We’ll adjust the Face Amount on the effective date of the change. The underwriting class and cost of insurance rates for any increase will be the same as they are for the most recent increase you requested. If you haven’t requested an increase, then they will be the same as they are for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Payment Methods. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following payment methods. Payment under these payment methods will not be affected by the investment performance of any Investment Account after proceeds are applied. You should consult a tax adviser as to the tax consequences of electing the income payment method before making such election.

The choice of payment method may be made by you or changed during the lifetime of an Insured. If you do not make a choice, the Beneficiary may choose a method when filing a claim following the death of the Insured. If you change the Beneficiary, the payment method you had chosen is revoked. You may name contingent (secondary) payees for Methods 1 and 2, and for the guaranteed period of Method 3. A payment method for these contingent payees may be chosen within our rules.

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We may void a choice of method for any of the following reasons:

•	you assign the Policy after making a choice of method;
•	the proceeds are payable to a corporation, association, partnership or estate, either in or out of trust;
•	the proceeds to be applied for any person under Method 1 are less than $5,000; or
•	any monthly payment under Method 2 or 3 would be less than $25.

The following payment methods are available:

•	Method 1—Interest Payments. We will hold the proceeds and make interest payments at an effective rate of at least 2.5% per year, until the death of the payee or the end of a chosen period of not more than thirty years, whichever comes first. At any time, the payee can Surrender the Policy and the Surrender value will be the proceeds then held by us.
•	Method 2—Payments for a Fixed Period. We will make payments each month for the number of years chosen based on interest at an effective rate of at least 2.5% per year. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. At any time, the payee can Surrender the Policy and the Surrender value will be the commuted value of any unpaid payments. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.
•	Method 3—Life Annuity with 0–, 10–, 15–, or 20–Year Guaranteed Period. A payment will be made to the payee each month for life. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. If the payee dies within the guaranteed period, the person you or the payee chooses can Surrender the Policy and the Surrender value will be the commuted value of any unpaid monthly payments for the period chosen. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

Payments after the Death of a Payee. Any monthly payments still due at the death of the payee during a guaranteed or fixed period will be continued to the person or persons named by you or by the payee to receive them. The commuted value of these payments may be paid in one sum unless we are directed otherwise. If a person receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other surviving person or persons named to receive it. If no one so named is then living, the commuted value will be paid to the estate of the last person who was receiving these payments. If no one has been named to receive these payments, or if no one so named is living at the death of the payee, the commuted value will be paid in one sum to the payee’s estate. If the payee dies while all or part of the proceeds is held by us under the Interest Payments Method, that amount will be paid in one sum to the person or persons you or the payee has named to receive it. If no such person survives the payee, the amount will be paid in one sum to the payee’s estate.

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or
•	an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or
•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or
•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies;
•	the effective date of the exchange of this Policy for a paid-up life insurance policy;
•	the date this Policy is exchanged for another life insurance or annuity policy; or
•	the date you Surrender the Policy.

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ADDITIONAL INFORMATION ON SALES OF THE POLICIES

Teachers Personal Investors Services Inc. (“TPIS”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the “principal underwriter” of interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the NASD.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS and/or TIAA-CREF Individual & Institutional Services, LLC (“Services”), an affiliate of TPIS, offers the Policies through their sales representatives. Sales representatives must be registered representatives of TPIS and/or Services or another entity that has entered into a selling agreement with TPIS or Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies, however, registered investment advisors that are unaffiliated with the Separate Account, TPIS, Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TPIS a fee from our general account assets for sales of the Policies. Because we only began selling the Policies in 2006, we did not make any payments to TPIS during fiscal years 2003, 2004 and 2005 for distribution of the Policies. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Investment Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect

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any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) are not reflected in average annual total returns, nor is the Premium Tax Charge. (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

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REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value
•	the current Face Amount
•	the current Cash Surrender Value
•	the current Death Benefit Proceeds
•	the current Outstanding Loan Amounts
•	the current interest rates applicable to the Fixed Account and Loan Account
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)
•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. George W. Madison, Esq., has provided advice on certain matters relating to the laws of New York regarding the Policies and our issuance of the Policies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the separate account and TIAA-CREF Life for the fiscal year ended December 31, 2005. PwC is located at 300 Madison Avenue, New York, NY 10017-6204. The financial statements of the separate account as of December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Additionally, the financial statements of TIAA-CREF Life at December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the separate account as of December 31, 2004, and for each of the two years in the period then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. In addition, with respect to TIAA-CREF Life, Ernst & Young LLP has audited TIAA-CREF Life’s statutory-basis financial statements at December 31, 2004 and for the year then ended, as set forth in their report (which contains an explanatory paragraph describing that TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles and that the effects of the variances between such bases of accounting on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA-CREF Life statutory-basis financial statements) included in this SAI. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

As described in Note 2 to TIAA-CREF Life’s audited financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA-CREF Enterprises, Inc., which is a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.2 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion and the combined assets for TIAA and CREF totaled approximately $359.1 billion. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the

B-8	Statement of Additional Information Intelligent Life

amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 45 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the Policy is offered.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

FINANCIAL STATEMENTS

Our audited financial statements and those of the Separate Account follow.

Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Intelligent Life Statement of Additional Information	B-9

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2005:
B-11	Statements of Assets and Liabilities
B-11	Statements of Operations
B-12	Statements of Changes in Net Assets
B-13	Notes to Financial Statements
B-17	Report of Independent Registered Public Accounting Firm
B-18	Report of Independent Registered Public Accounting Firm

TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory--Basis Financial Statements
For the Fiscal Year Ended December 31, 2005 and 2004:
B-19	Report of Management Responsibility
B-20	Report of the Audit Committee
B-21	Report of Independent Auditors
B-22	Report of Independent Registered Public Accounting Firm
B-23	Statement of Admitted Assets, Liabilities and Capital and Surplus
B-23	Statements of Operations
B-24	Statements of Changes in Capital and Surplus
B-25	Statements of Cash Flow
B-26	Notes to Financial Statements

B-10	Statement of Additional Information Intelligent Life

Statements of assets and liabilities	TIAA-CREF Life Separate Account VLI-1 December 31, 2005

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account	Social Choice Equity Sub-Account

ASSETS
Investments, at cost	$390,683	$617,824	$593,788	$1,010,634	$217,072
Shares held in corresponding TIAA-CREF Life Funds	29,164	30,640	33,818	37,721	9,466
Net asset value per share (“NAV”)	$14.23	$21.56	$19.54	$27.45	$24.02
Investments, at value (Shares x NAV)	$415,004	$660,600	$660,811	$1,035,436	$227,366

NET ASSETS
Accumulation fund	$415,004	$660,600	$660,811	$1,035,436	$227,366

Number of accumulation units outstanding—notes 4 and 5	28,540	28,911	31,415	33,395	8,772

Net asset value, per accumulation unit—note 4	$14.54	$22.85	$21.03	$31.01	$25.92

Statements of operations	TIAA-CREF Life Separate Account VLI-1 For the Year Ended December 31, 2005

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account	Social Choice Equity Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$2,573	$8,348	$9,878	$16,356	$3,300
Expenses—note 2:
Administrative expenses	542	890	793	1,458	229
Mortality and expense risk charges	271	445	397	729	114
Total expenses	813	1,335	1,190	2,187	343
Investment income—net	1,760	7,013	8,688	14,169	2,957

REALIZED AND UNREALIZED GAIN ON INVESTMENTS—NOTE 3
Net realized gain on investments	5,503	5,702	23,017	38,250	2,342
Net change in unrealized appreciation (depreciation) on investments	14,391	27,260	48,102	(3,772)	8,290
Net realized and unrealized gain on investments	19,894	32,962	71,119	34,478	10,632
Net increase in net assets resulting from operations	$21,654	$39,975	$79,807	$48,647	$13,589

SEE NOTES TO FINANCIAL STATEMENTS	Intelligent Life Statement of Additional Information	B-11

Statements of changes in net assets	TIAA-CREF Life Separate Account VLI-1

	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the Years Ended December 31,		For the Years Ended December 31,		For the Years Ended December 31,
	2005	2004	2005	2004	2005	2004

FROM OPERATIONS
Investment income—net	$1,760	$1,414	$7,013	$2,562	$8,688	$3,271
Net realized gain on investments	5,503	5,482	5,702	1,726	23,017	5,362
Net change in unrealized appreciation (depreciation) on investments	14,391	5,752	27,260	11,137	48,102	16,944
Net increase in net assets resulting from operations	21,654	12,648	39,975	15,425	79,807	25,577

FROM CONTRACTOWNER TRANSACTIONS
Premiums	130,951	63,687	266,240	156,707	205,381	55,809
Net contractowner transfers (to) from fixed account	88,579	57,933	198,190	(119)	213,336	82,919
Withdrawals	(34,418)	(24,215)	(38,951)	(22,832)	(35,469)	(14,346)
Net increase in net assets resulting from contractowner transactions	185,112	97,405	425,479	133,756	383,248	124,382
Net increase in net assets	206,766	110,053	465,454	149,181	463,055	149,959

NET ASSETS
Beginning of year	208,238	98,185	195,146	45,965	197,756	47,797
End of year	$415,004	$208,238	$660,600	$195,146	$660,811	$197,756

	Stock Index Sub-Account		Social Choice Equity Sub-Account
	For the Years Ended December 31,		For the Years Ended December 31,
	2005	2004	2005	2004

FROM OPERATIONS
Investment income—net	$14,169	$7,846	$2,957	$377
Net realized gain on investments	38,250	7,568	2,342	684
Net change in unrealized appreciation (depreciation) on investments	(3,772)	24,998	8,290	1,287
Net increase in net assets resulting from operations	48,647	40,412	13,589	2,348

FROM CONTRACTOWNER TRANSACTIONS
Premiums	414,190	228,232	45,098	14,814
Net contractowner transfers from fixed account	149,932	179,651	155,244	99
Withdrawals	(70,614)	(39,391)	(11,071)	(4,323)
Net increase in net assets resulting from contractowner transactions	493,508	368,492	189,271	10,590
Net increase in net assets	542,155	408,904	202,860	12,938

NET ASSETS
Beginning of year	493,281	84,377	24,506	11,568
End of year	$1,035,436	$493,281	$227,366	$24,506

B-12	Statement of Additional Information Intelligent Life	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements	TIAA-CREF Life Separate Account VLI-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. The Account consists of five Sub-Accounts: Growth Equity, Growth & Income, International Equity, Stock Index and Social Choice Equity Sub-Accounts (each referred to as a “Sub-Account”).

The Sub-Accounts invest in shares of the TIAA-CREF Life Funds (the “Funds”), open-end management investment companies that were organized as a business trust under Delaware law on August 13, 1998, which correspond to each of the Sub-Accounts. The Sub-Accounts commenced operations on May 2, 2002.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the Account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with U.S. generally accepted accounting principles.

Valuation of investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Reclassifications: Certain numbers have been reclassified to conform with the 2005 presentation.

Accounting for investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal income taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Sub-Accounts.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2005 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$302,110	$117,811
Growth & Income Sub-Account	484,372	60,227
International Equity Sub-Account	509,222	127,166
Stock Index Sub-Account	827,822	336,944
Social Choice Equity Sub-Account	206,389	17,462

Intelligent Life Statement of Additional Information	B-13

Notes to financial highlights	TIAA-CREF Life Separate Account VLI-1	continued

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	Growth Equity Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 2, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.049	0.085	0.108	0.059
Net realized and unrealized gain (loss) on investments	0.658	0.706	2.741	(2.842)
Net increase (decrease) in accumulation unit value	0.707	0.791	2.849	(2.783)
Accumulation unit value:
Beginning of period	13.834	13.043	10.194	12.977
End of period	$14.541	$13.834	$13.043	$10.194

TOTAL RETURN	5.11%	6.07%	27.95%	(21.45)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.30%	0.30%	0.30%	0.18%
Investment income—net	0.65%	0.94%	1.65%	1.15%
Portfolio turnover rate	43.35%	71.00%	183.08%	4.82%
Accumulation units outstanding at end of period	28,540	15,053	7,528	6,269
Net assets at end of period (in thousands)	415	208	98	64

	Growth & Income Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 2, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.229	0.272	0.261	0.186
Net realized and unrealized gain (loss) on investments	1.116	1.613	3.790	(3.893)
Net increase (decrease) in accumulation unit value	1.345	1.885	4.051	(3.707)
Accumulation unit value:
Beginning of period	21.504	19.619	15.568	19.275
End of period	$22.849	$21.504	$19.619	$15.568

TOTAL RETURN	6.25%	9.61%	26.02%	(19.23)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.30%	0.30%	0.30%	0.20%
Investment income—net	1.58%	1.72%	3.09%	2.58%
Portfolio turnover rate	13.67%	16.37%	49.20%	25.86%
Accumulation units outstanding at end of period	28,911	9,075	2,343	926
Net assets at end of period (in thousands)	661	195	46	14
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

B-14	Statement of Additional Information Intelligent Life

Notes to financial statements	TIAA-CREF Life Separate Account VLI-1	continued

	International Equity Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 2, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.262	0.288	0.213	0.251
Net realized and unrealized gain (loss) on investments	2.429	2.426	4.304	(2.379)
Net increase (decrease) in accumulation unit value	2.691	2.714	4.517	(2.128)
Accumulation unit value:
Beginning of period	18.344	15.630	11.113	13.241
End of period	$21.035	$18.344	$15.630	$11.113

TOTAL RETURN	14.67%	17.36%	40.65%	(16.07)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.30%	0.30%	0.30%	0.13%
Investment income—net	2.19%	2.74%	4.03%	5.99%
Portfolio turnover rate	31.93%	111.08%	199.48%	36.97%
Accumulation units outstanding at end of period	31,415	10,780	3,058	170
Net assets at end of period (in thousands)	661	198	48	2

	Stock Index Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 2, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.419	0.430	0.729	0.344
Net realized and unrealized gain (loss) on investments	1.259	2.609	5.407	(4.933)
Net increase (decrease) in accumulation unit value	1.678	3.039	6.136	(4.589)
Accumulation unit value:
Beginning of period	29.328	26.289	20.153	24.742
End of period	$31.006	$29.328	$26.289	$20.153

TOTAL RETURN	5.72%	11.56%	30.45%	(18.55)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.30%	0.30%	0.30%	0.19%
Investment income—net	1.94%	3.17%	9.17%	3.77%
Portfolio turnover rate	45.74%	92.94%	71.69%	30.09%
Accumulation units outstanding at end of period	33,395	16,819	3,210	437
Net assets at end of period (in thousands)	1,035	493	84	9
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

Intelligent Life Statement of Additional Information	B-15

Notes to financial highlights	TIAA-CREF Life Separate Account VLI-1	concluded

	Social Choice Equity Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 2, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.302	0.354	0.276	0.247
Net realized and unrealized gain (loss) on investments	1.346	2.256	4.675	(3.821)
Net increase (decrease) in accumulation unit value	1.648	2.610	4.951	(3.574)
Accumulation unit value:
Beginning of period	24.271	21.661	16.710	20.284
End of period	$25.919	$24.271	$21.661	$16.710

TOTAL RETURN	6.79%	12.05%	29.63%	(17.62)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.30%	0.30%	0.30%	0.21%
Investment income—net	2.58%	2.32%	4.60%	3.47%
Portfolio turnover rate	15.66%	56.17%	69.19%	35.79%
Accumulation units outstanding at end of period	8,772	1,010	534	128
Net assets at end of period (in thousands)	227	25	12	2
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2005	For the year ended December 31, 2004

ACCUMULATION UNITS:
Credited for premiums	16,015	3,360	21,646	2,839	22,509	1,808
Credited (cancelled) for transfers and disbursements, net	(2,528)	4,165	(1,810)	3,893	(1,874)	5,914

OUTSTANDING:
Beginning of year	15,053	7,528	9,075	2,343	10,780	3,058
End of year	28,540	15,053	28,911	9,075	31,415	10,780

	Stock Index Sub-Account		Social Choice Equity Sub-Account
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2005	For the year ended December 31, 2004

ACCUMULATION UNITS:
Credited for premiums	18,954	2,367	8,228	522
Credited (cancelled) for transfers and disbursements, net	(2,378)	11,242	(466)	(46)

OUTSTANDING:
Beginning of year	16,819	3,210	1,010	534
End of year	33,395	16,819	8,772	1,010

B-16	Statement of Additional Information Intelligent Life

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-1:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity Sub-Accounts (constituting the TIAA-CREF Life Separate Accounts VLI-1, hereafter referred to as the “Accounts”) at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Accounts’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Accounts as of December 31, 2004 and for the year then ended, were audited by other auditors whose report dated April 27, 2005 expressed an unqualified opinion on those statements.

/s/    PricewaterhouseCoopers LLP

April 28, 2006

Intelligent Life Statement of Additional Information	B-17

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-1:

We have audited the accompanying statements of assets and liabilities of TIAA-CREF Life Separate Account VLI-1 (the “Account”) as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life Separate Account VLI-1 at December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York

April 22, 2005

B-18	Statement of Additional Information Intelligent Life

Report of management responsibility

April 19, 2006

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the acting Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the year ended December 31, 2005 and Ernst & Young LLP for prior year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Bertram L. Scott	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Second Vice President and Chief Financial Officer

Intelligent Life Statement of Additional Information	B-19

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCooper LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2005 audited statutory-basis financial statements with statutory accounting principles.

The discussion with PricewaterhouseCooper LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA-CREF Life, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Monica Dodd Calhoun, Audit Committee Member

Scott C. Evans, Audit Committee Member

Erwin W. Martens, Audit Committee Member

Frances Nolan, Audit Committee Chairperson

John A. Somers, Audit Committee Member

April 19, 2006

B-20	Statement of Additional Information Intelligent Life

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2005, and the related statutory basis statements of operations, changes in capital and contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 2005 financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2005, or the results of its operations or its cash flows for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

/s/    PricewaterhouseCoopers LLP

New York, New York

April 19, 2006

Intelligent Life Statement of Additional Information	B-21

Report of independent registered public accounting firm

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheet of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the year then ended. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of TIAA-CREF Life’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TIAA-CREF Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA-CREF Life at December 31, 2004, or the results of its operations or its cash flow for the year then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2004, and the results of its operations and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

/s/    Ernst & Young LLP

New York, New York

April 20, 2005

B-22	Statement of Additional Information Intelligent Life

Statutory statement of admitted assets, liabilities and capital and surplus	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands, except share data)	December 31, 2005	December 31, 2004

ASSETS
Bonds	$2,692,895	$2,727,429
Mortgages	136,596	175,695
Preferred stocks	7,515	—
Common stocks	1,000	1,457
Other long term investments	153	29
Cash, cash equivalents and short-term investments	1,039	40,731
Investment income due and accrued	34,848	35,204
Separate account assets	421,874	355,512
Federal income tax recoverable from TIAA	1,692	3,743
Deferred federal income tax asset	1,909	1,640
Other assets	27,369	34,601
Total assets	$3,326,890	$3,376,041

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and annuities	$1,595,304	$1,762,897
Liability for deposit-type contracts	954,475	876,604
Contract claims	850	607
Asset valuation reserve	14,574	10,764
Interest maintenance reserve	7,587	9,160
Separate account liabilities	420,740	354,441
Other liabilities	8,930	61,490
Total liabilities	3,002,460	3,075,963

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	34,430	10,078
Total capital and surplus	324,430	300,078
Total liabilities, capital and surplus	$3,326,890	$3,376,041

Statutory—basis statements of operations	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	For the year ended December 31, 2005	For the year ended December 31, 2004

REVENUES
Insurance and annuity premiums and other considerations	$144,186	$227,075
Net investment income	149,674	148,139
Total revenues	$293,860	$375,214

EXPENSES
Policy and contract benefits	$308,574	$176,511
Increase (decrease) in policy and contract reserves	(167,593)	27,719
Operating expenses	50,725	56,006
Transfers to separate accounts, net	43,474	68,410
Other, net	24,768	11,701
Total expenses	$259,948	$340,347

Income before federal income tax and net realized capital losses	33,912	34,867
Federal income tax expense	11,506	8,867
Net realized capital (losses) less capital gains taxes, after transfers to interest maintenance reserve	(988)	(524)
Net income	$21,418	$25,476

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Intelligent Life Statement of Additional Information	B-23

Statutory—basis statements of changes in capital and surplus	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2003	$2,500	$287,500	$(10,486)	$279,514
Net income	—	—	25,476	25,476
Net unrealized capital gains on investments	—	—	621	621
Change in the asset valuation reserve	—	—	(6,101)	(6,101)
Change in value of seed money in separate account	—	—	259	259
Change in net deferred income tax	—	—	(3,893)	(3,893)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,547	3,547
Other	—	—	655	655
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in the asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430

B-24	Statement of Additional Information Intelligent Life	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of cash flow	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	For the year ended December 31, 2005	For the year ended December 31, 2004
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$140,876	$231,303
Miscellaneous income	7,344	10,334
Net investment income	203,806	200,236
Total Receipts	352,026	441,873
Policy and contract benefits	308,394	176,973
Operating expenses	76,527	54,684
Federal income tax expense	9,517	13,993
Net transfers to separate accounts	50,320	68,779
Total Disbursements	444,758	314,429
Net cash from operations	(92,732)	127,444
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	547,206	377,188
Stocks	1,833	—
Mortgages and real estate	59,083	19,656
Miscellaneous proceeds	—	39,497
Cost of investments acquired:
Bonds	569,436	537,243
Stocks	8,515	1,228
Mortgages and real estate	20,000	65,750
Miscellaneous applications	109	25
Net from investments	10,062	(167,905)
CASH FROM FINANCING AND OTHER
Capital and paid in surplus	—	—
Net deposits on deposit-type contracts funds	48,849	25,318
Other cash provided (applied)	(5,871)	8,714
Net cash from financing and other	42,978	34,032
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(39,692)	(6,429)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	40,731	47,160
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,039	$40,731

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Intelligent Life Statement of Additional Information	B-25

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life has authorized, issued and outstanding 2,500 shares of Class A common stock. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2005, TIAA-CREF Life was licensed in 51 jurisdictions. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus to policyholders as of the prior year end or the prior year’s net gain from operations excluding realized gains. There are no other restrictions on TIAA-CREF Life’s surplus or company profits regarding the payment of dividends to the shareholder.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of TIAA-CREF Life’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA-CREF Life maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

(In Thousands)	2005	2004
Net Income, New York Basis	$21,418	$25,476
Difference in Reserves for:
Term Conversions	136	145
Deferred and Payout Annuities issue after 2000	—	(6)
Net Income, NAIC SAP	$21,554	$25,615

Statutory Capital and Surplus, New York Basis	$321,930	$300,078
Difference in Reserves for:
Term Conversions	584	448
Deferred and Payout Annuities issued after 2000	—	15
Statutory Capital and Surplus, NAIC SAP	$322,514	$300,541

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;
•	The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investments sold;
•	Certain assets, designated as “non-admitted assets” are excluded from assets in the statutory balance sheet, are included in the balance sheet;
•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;
•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the audited GAAP equity of the subsidiaries;
•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;
•	State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;
•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences, while not determined, are presumed to be material.

B-26	Statement of Additional Information Intelligent Life

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a write-down is recognized as a realized loss.

VALUATION OF INVESTMENTS:

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value, recognized as a realized loss.

Loan-Backed Bonds and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Restricted Common and Preferred Stocks: The Company does not have any restricted common or preferred stock.

Repurchase Agreements: The Company does not have any repurchase agreements outstanding.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holder. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging and income generation purposes. Derivatives used by the Company include foreign currency, interest rate swaps and interest rate cap contracts. See Note 6.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed

Intelligent Life Statement of Additional Information	B-27

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

with the Department. Such investment-related non-admitted assets totaled $0 and $14 thousand at December 31, 2005 and 2004, respectively. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $9,354 thousand and $11,030 thousand at December 31, 2005 and 2004, respectively. The other non-admitted assets were $0 and $1 thousand at December 31, 2005 and 2004, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.50% to 6.75% and averaging approximately 4.52%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as transfers to or from surplus.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and Deposits: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2005 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred and common stocks; B) mortgage investments; C) investment subsidiaries and affiliates; and D) other long-term investments.

A. BONDS, PREFERRED STOCKS AND COMMON STOCKS:

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2005 and 2004, are shown below (in thousands):

	Cost**	Gross Unrealized		Estimated Fair Value
		Gains	Losses

December 31, 2005
U.S. Government	$13,160	$1,855	$—	$15,015
All Other Governments	9,998	—	(48)	9,950
States, Territories & Possessions	—	—	—	—
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	133,113	1,717	(865)	133,965
Public Utilities	205,102	2,332	(2,750)	204,684
Industrial & Miscellaneous	2,331,522	22,297	(29,096)	2,324,723
Total Bonds	2,692,895	28,201	(32,759)	2,688,337
Preferred Stocks	7,515	13	(10)	7,518
Common Stocks Affiliated***	1,000	—	—	1,000
Total	$2,701,410	$28,214	$(32,769)	$2,696,855

December 31, 2004
U.S. Government	$12,425	$1,713	$—	$14,138
All Other Governments	10,158	210	—	10,368
States, Territories & Possessions	—	—	—	—
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	89,519	1,365	(301)	90,583
Public Utilities	211,914	5,396	(725)	216,585
Industrial & Miscellaneous	2,403,413	64,140	(11,157)	2,456,396
Total Bonds	2,727,429	72,824	(12,183)	2,788,070
Common Stocks	1,228	229	—	1,457
Total	$2,728,657	$73,053	$(12,183)	$2,789,527

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.
***	Also reported in Note 3C—Subsidiaries and Affiliates

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment to fair value in the period

B-28	Statement of Additional Information Intelligent Life

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2005 and 2004 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2005

Less than twelve months:
Bonds	$1,256,598	$(22,188)	$1,234,410
Preferred Stocks	5,015	(10)	5,005
Total less than twelve months	$1,261,613	$(22,198)	$1,239,415

More than twelve months:
Bonds	$344,392	$(10,571)	$333,821
Preferred Stocks	—	—	—
Total twelve months or more	344,392	(10,571)	333,821
Total—All bonds and preferred stocks	$1,606,005	$(32,769)	$1,573,236

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2004

Less than twelve months:
Bonds	$542,658	$(7,633)	$535,025

More than twelve months:
Bonds	139,923	(4,550)	135,373
Total Bonds	$682,581	$(12,183)	$670,398

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (34%), public utilities (22%), manufacturing (17%), finance (11%), communication (6%), transportation (5%), and other securities (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company did not hold any securities where the gross unrealized loss was greater than $1 million at December 31, 2005.

For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (58%), finance (20%), transportation (7%), public utilities (7%) and other securities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held one asset-backed security where the gross unrealized loss was greater than $1 million at December 31, 2004. The estimated future cash flows supported the carrying value of this asset-backed security.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2005, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$341,689	$341,909
Due after one year through five years	1,212,238	1,198,897
Due after five years through ten years	162,678	162,735
Due after ten years	279,574	291,347
Subtotal	1,996,179	1,994,888
Residential mortgage-backed securities	184,661	184,524
Asset-backed securities	215,925	215,286
Commercial mortgage-backed securities	296,130	293,640
Total	$2,692,895	$2,688,338

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are long-term bond investments in or near default totaled approximately $4,807 thousand of which $2,878 thousand are categorized as due after one year through five years and $1,929 thousand are categorized as asset-backed securities.

Intelligent Life Statement of Additional Information	B-29

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2005 and 2004, approximately 96.4% and 96.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2005	2004
Finance and financial services	19.2%	17.9%
Manufacturing	13.9	15.7
Commercial mortgage-backed securities	11.0	10.5
Public utilities	10.8	10.8
Communication	8.4	8.4
Asset-backed securities	8.0	11.5
Residential mortgage-backed securities	6.9	3.1
Services	5.3	5.8
Retail and wholesale trade	4.9	4.7
Oil and gas	4.2	4.6
Transportation	3.8	4.1
Other	2.3	2.2
REIT	1.3	0.7
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2005, TIAA-CREF Life did not acquire bonds or stocks through troubled debt restructuring. During 2004 it did acquire shares of stocks at $1,228 book value from a bond restructuring. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required writedown is recognized as realized capital loss. During 2005 and 2004, TIAA-CREF Life also acquired bonds and stocks through exchanges aggregating $54,086 and $46,280, respectively. When exchanging securities, TIAA generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. Debt securities amounting to approximately $8,963 thousand and $8,630 thousand at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not engage in the practice of wash sales, however, in isolated cases in the course of the asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale when an opportunity to significantly enhance the return on the investment is present. The Company had no wash sales during the year ended December 31, 2005.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2005, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $1,829 thousand.

B. MORTGAGE INVESTMENTS:

The Company makes mortgages that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 43% for commercial loans. The coupon rates for commercial mortgages issued during 2005 were 5.09%.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairments in value. There were no mortgages with impaired values at December 31, 2005 and 2004. The Company accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

MORTGAGE DIVERSIFICATION

At December 31, 2005 and 2004, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2005	2004

Property Type
Office building	81.8%	65.4%
Shopping centers	14.0	26.3
Apartments	4.2	8.3
Total	100.0%	100.0%

	2005	2004

Geographic Region
South Atlantic	54.8%	47.0%
Pacific	21.3	16.8
Mountain	13.4	10.6
Middle Atlantic	6.3	4.9
South Central	4.2	15.7
North Central	0.0	5.0
Total	100.0%	100.0%

At December 31, 2005 and 2004, approximately 43.4% and 22.5% of the mortgage portfolio, respectively, was invested in the District of Columbia and was included in the South Atlantic region shown above.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2005, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$1,557
Due after one year through five years	93,497
Due after five years through ten years	36,134
Due after ten years	5,408
Total	$136,596

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

B-30	Statement of Additional Information Intelligent Life

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

MORTGAGE—OTHER DISCLOSURES

The Company has no Reverse Mortgages as of December 31, 2005 and 2004.

C. SUBSIDIARIES AND AFFILIATES:

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in SCA entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the $1 million carrying value as of December 31, 2005 of this entity is reported as affiliated common stock. There were no impairments in affiliates for the years ended December 31, 2005 or 2004. There was no net income from affiliates for the years ended December 31, 2005 and 2004. During 2005 and 2004, there was no net amount due from investment subsidiaries and affiliates. As of December 31, 2005 and 2004, TIAA-CREF Life’s capital contributions to affiliates were $1 million and $0 respectively.

D. OTHER LONG TERM INVESTMENTS:

TIAA-CREF Life’s carrying value in other long-term investments, which are primarily contract loans, derivatives, and investments in process, at December 31, 2005 and 2004 was $153 thousand and $29 thousand, respectively.

E. COMMITMENTS:

At December 31, 2005, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2005	2004
Bonds	$140,889	$141,493
Stocks	86	58
Mortgages	10,169	11,803
Cash, cash equivalents and short-term investments	645	427
Other long-term investments	(1,106)	(4,947)
Total gross investment income	$150,683	$148,834
Less investment expenses	(3,238)	(3,088)
Net investment income before amortization of net IMR gains	147,445	145,746
Amortization of IMR gains	2,229	2,393
Net investment income	$149,674	$148,139

Due and accrued income is excluded from surplus on the following basis: 1) Bonds—income due and accrued on bonds in or near default or that is over 90 days past due, 2) Mortgages—income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income for the years ended December 31, 2005 and 2004.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2005	2004
Bonds	$(875)	$3,937
Stocks	605	—
Other long-term investments	—	—
Cash, cash equivalent and short-term investments	—	(3)
Total before capital gains taxes and transfers to the IMR	(270)	3,934
Transfers to the IMR	(656)	(4,237)
Capital gains taxes	(62)	(221)
Net realized capital (losses) less capital gains taxes, after transfers to the IMR	$(988)	$(524)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital (losses), were approximately $1,270 thousand and $0 at December 31, 2005 and 2004, respectively. Proceeds from sales of long-term bond investments during 2005 and 2004 were $143,454 thousand and $127,947 thousand, respectively. Gross gains of $2,006 thousand and $4,837 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $1,635 thousand and $953 thousand were realized on these sales during 2005 and 2004, respectively.

Unrealized Capital Gains and Losses: For 2005 and 2004, the net change in unrealized capital gains/(losses) on investments, resulting in a net increase (decrease) in valuation of investments were approximately $(221) thousand and $621 thousand, respectively.

Note 5—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2005 and 2004 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Intelligent Life Statement of Additional Information	B-31

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

	Carrying Value	Estimated Fair Value

December 31, 2005	(In Thousands)

Assets
Bonds	2,692,895	2,688,338
Common Stocks	1,000	1,000
Preferred Stocks	7,515	7,518
Mortgages	136,596	134,209
Cash, cash equivalents and short-term investments	1,039	1,039
Separate account assets	420,740	420,740
Separate account seed money investments	1,134	1,134
Derivative Financial Instruments	15	420

Liabilities
Personal Annuity Select—Fixed Account	1,541,771	1,541,771
Funding Agreements	921,996	921,996
Derivative Financial Instruments	(3,140)	(3,660)
Separate account liabilities	420,740	420,740

December 31, 2004

Assets
Bonds	2,727,429	2,788,070
Common Stocks	1,457	1,457
Mortgages	175,695	177,189
Cash, cash equivalents and short-term investments	40,731	40,731
Separate account assets	354,442	354,442
Separate account seed money investments	1,070	1,070
Derivative Financial Instruments	—	—

Liabilities
Personal Annuity Select—Fixed Account	1,720,699	1,720,699
Funding Agreements	849,051	849,051
Derivative Financial Instruments	(2,809)	(6,300)
Separate account liabilities	354,442	354,442

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$2,090,209	$2,087,292	$2,035,012	$2,079,592
Privately placed bonds	602,686	601,046	692,417	708,478
Total	$2,692,895	$2,688,338	$2,727,429	$2,788,070

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash, Cash Equivalents and Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values were considered reasonable estimates of their fair values.

Preferred Stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Personal Annuity Select—Fixed Account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

Funding Agreements: The carrying values (account balance) of the liabilities were considered reasonable estimates of their fair values.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate cap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows. The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on anticipated interest rates, estimated future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA-CREF Life’s counterparties.

Note 6—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA-CREF Life adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Interest Rate Swaps: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allows TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swaps to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that

B-32	Statement of Additional Information Intelligent Life

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

Interest Rate Cap Contracts: TIAA-CREF Life purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to the Company on a notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are recognized as investment income.

Foreign Currency Swap Contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

	2005
(In Thousands)	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts
Assets	—	—	—
Liabilities	10,080	(3,140)	(3,620)
Subtotal	10,080	(3,140)	(3,620)
Interest rate swap contracts
Assets	177,400	15	420
Liabilities	4,000	—	(40)
Subtotal	181,400	15	380)
Interest rate cap contracts
Assets	—	—	—
Liabilities	—	—	—
Subtotal	—	—	—
Total Derivatives
Assets	177,400	15	420
Liabilities	14,080	(3,140)	(3,660)
Total	191,480	(3,125)	(3,240)

	2004
(In Thousands)	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts
Assets	—	—	—
Liabilities	10,080	(2,809)	(3,238)
Subtotal	10,080	(2,809)	(3,238)
Interest rate swap contracts
Assets	—	—	—
Liabilities	181,400	—	(3,062)
Subtotal	181,400	—	(3,062)
Interest rate cap contracts
Assets	67,790	—	—
Liabilities	—	—	—
Subtotal	67,790	—	—
Total Derivatives
Assets	67,790	—	—
Liabilities	191,480	(2,809)	(6,300)
Total	259,270	(2,809)	(6,300)

Note 7—separate accounts

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of the VLI-1 assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the

Intelligent Life Statement of Additional Information	B-33

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

	Non-guaranteed Separate Accounts
	2005	2004
Premiums and considerations	$77,109	$107,085
Reserves:
For accounts with assets at:
Fair value	419,983	354,335
Amortized cost	—	—
Total reserves	$419,983	$354,335
By withdrawal characteristics:
At fair value	$419,983	$354,335
Total reserves	$419,983	$354,335

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2005	2004
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$226,183	$180,869
Transfers from Separate Accounts	183,271	112,526
Net transfers to or (from) Separate Accounts	$42,912	$68,343
Reconciling Adjustments:
Fund transfer exchange gain/loss	$562	$68
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$43,474	$68,411

Note 8—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2005, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2005, there were sixty-eight drawdowns totaling $216,400 thousand, which were repaid by December 31, 2005. As of December 31, 2005 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts, VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 9—federal income taxes

Beginning with 1998 TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts payable to (due from) TIAA for federal income taxes were $(1,754) thousand and $(3,743) thousand and for capital gains tax of $62 thousand and $0 at December 31, 2005 and 2004, respectively.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2005	2004	Change
Gross deferred tax assets	$11,611	$13,110	$(1,499)
Gross deferred tax liabilities	348	440	(92)
Deferred tax assets, non-admitted	9,354	11,030	(1,676)
Net deferred tax asset, admitted	$1,909	$1,640	$269

The Company’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code. TIAA-CREF Life’s gross deferred tax liability is attributable to deferred market discount on bonds. There are no deferred tax liabilities that have not been recognized.

B-34	Statement of Additional Information Intelligent Life

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

The Company was subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2005 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2005	2004
Net gain from operations	$33,912	$34,867
Statutory rate	35%	35%
Tax at statutory rate	11,869	12,203
Deferred acquisition costs less amortization	(604)	(157)
Amortization of interest maintenance reserve	(780)	(838)
Net increase in reserves	304	(1,835)
True-up of prior year’s tax	(482)	(92)
Prior year adjustment	2,316	—
Other adjustments	(1,117)	(414)
Federal income tax expense	$11,506	$8,867

Effective tax rate	34%	25%

As of December 31, 2005, the Company had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $2,273 thousand at December 31, 2004 of which $2,273 thousand was used to offset capital gains realized in 2005.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2003	$11,530
2004	$8,959
2005	$11,988

Note 10—pension plan and postretirement benefits

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life’s net expense for the qualified defined contribution plan was approximately $1,968 thousand and $2,394 thousand for 2005 and 2004, respectively, and for other postretirement benefit plans was $287 thousand and $348 thousand for 2005 and 2004, respectively.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 96% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1,094 thousand and $1,154 thousand at December 31, 2005 and 2004 respectively.

For the Lifetime Fixed V, base reserves are calculated in accordance with CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in thousands):

	2005		2004
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,461,600	83.9%	$2,565,488	86.4%
At book value less current surrender charge of 5% or more	5,569	0.2%	4,873	0.2%
At fair value	416,980	14.2%	353,210	11.9%
Not subject to discretionary withdrawal	49,278	1.7%	43,916	1.5%
Total (gross)	2,933,427	100.0%	2,967,487	100.0%

Reinsurance ceded	—		—
Total (net)	$2,933,427		$2,967,487

Annuity reserves and deposit-type contact funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in thousands):

	2005	2004
General Account:
Total annuities (excluding supplementary contracts with life)	$1,560,531	$1,736,333
Supplementary contracts with life contingencies	347	186
Miscellaneous reserves, GMDB	1,094	1,154
Deposit-type contracts	954,475	876,604
Subtotal	2,516,447	2,614,277
Separate Accounts:
Annuities	416,980	353,210
Total	$2,933,427	$2,967,487

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table and 4.5% interest. Term

Intelligent Life Statement of Additional Information	B-35

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	concluded

conversion reserves are based on TIAA-CREF Life term conversion mortality experience and 4.5% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. TIAA-CREF Life had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2005 and December 31, 2004, respectively. As of December 31, 2005 and 2004, TIAA-CREF Life had $1,994 million and $2,250 million of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Deficiency reserves on the above insurance totaled $5,611 thousand and $5,640 thousand at December 31, 2005 and 2004, respectively.

For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 12—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2005	2004
Premiums	$30,621	$60,901
Increase in policy and contract reserves	$52,446	$47,473
Policy and contract reserves	$128,878	$76,432

Note 13—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 14—subsequent events

On or about June 6, 2006, TIAA-CREF Tuition Financing, Inc. will transition program management responsibilities and the assets in the Missouri 529 program (MO$T) to Upromise/Vanguard. Regarding the assets of approximately $145 million in the Guaranteed Option that are held in a TIAA-CREF Life funding agreement, the Missouri State Treasurer, Upromise/Vanguard and TIAA-CREF Life have agreed that, notwithstanding the provisions of the funding agreement that provide for a 5-year payout of the assets (20% of the assets per year), all the assets may be retained by TIAA-CREF Life until (i) individual participants have withdrawn all the assets from the Guaranteed Option or (ii) 4 years from the June 6, 2006 transition date, whichever is earlier. While suspending the 5-year payout provision is beneficial to TIAA-CREF Life, there is a possibility that Upromise/Vanguard will market its own investment options so as to encourage participants to move their monies out of the Guaranteed Option and, consistent with the terms of the Funding Agreement, TIAA-CREF Life is obligated to honor participant-directed withdrawals at any level.

On April 13, 2006, California’s ScholarShare Investment Board announced its intention to enter into negotiations with Fidelity, to serve as the next program manager for the state’s 529 savings program. TIAA-CREF Tuition Financing, Inc. (TFI) has served as the program manager of the program since its launch in 1999. Assets in the guaranteed option held by TIAA-CREF Life in funding agreements aggregate approximately $400 million. The transition of accounts and assets is expected to take place in October 2006.

B-36	Statement of Additional Information Intelligent Life

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)

(d)	Contracts.

(1)	(a) Flexible Premium Variable Universal Life Insurance Policy(2)

(b)	Automatic Increase Rider (2)

(c)	Four Year Level Term Insurance Rider (2)

(d)	Guaranteed Minimum Death Benefit Rider (2)

(e)	Waiver of Monthly Charges Rider (2)

(f)	Aviation Limitation Endorsement (2)

(2)	(a) Last Survivor Flexible Premium Variable Universal Life Insurance Policy(2)

(b)	Last Survivor Automatic Increase Rider (2)

(c)	Last Survivor Four-year Level Term Insurance Rider (2)

(d)	Last Survivor Guaranteed Minimum Death Benefit Rider (2)

(e)	Last Survivor Policy Split Option (2)

(f)	Last Survivor Single Life Level Term Insurance Rider (2)

(g)	Last Survivor Aviation Limitation Endorsement (2)

(3)	(a) Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)

(b)	Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)

(c)	Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)

(d)	Policy Change Endorsement (for Intelligent Life Policy) (5)

(e)	Applications.

(1)	Form of Application (2)

(2)	Form of Application for Intelligent Life Policy (5)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company (2)

(2)	By-laws of TIAA-CREF Life Insurance Company (2)

(g)	Reinsurance Contracts.

(1)	Reinsurance Agreement effective January 1, 2000 between TIAA-CREF Life Insurance Company and Swiss Re Life & Health America Inc., as amended. (3)

(2)	Reinsurance Agreement effective January 1, 2002 between TIAA-CREF Life Insurance Company and Security Life of Denver Insurance Company. (3)

(3)	Form of Reinsurance Agreement effective March 1, 2006 between TIAA-CREF Life Insurance Company and Munich American Reassurance Company.*

(h)	Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between the Registrant and Janus Aspen Series with respect to Institutional Shares. (5)

(4)	Form of Participation Agreement between the Registrant and Janus Aspen Series with respect to Service Shares. (5)

(5)	Form of Participation Agreement among the Registrant, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

(6)	Form of Participation Agreement among the Registrant, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

(7)	Form of Participation Agreement among the Registrant, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

(8)	Form of Participation Agreement among the Registrant, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

(9)	Form of Participation Agreement among the Registrant, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among the Registrant, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC (5)

(11)	Form of Participation Agreement among the Registrant, Royce & Associates, LLC, and Royce Capital Fund. (5)

(12)	Form of Participation Agreement among the Registrant, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

(13)	Form of Participation Agreement among the Registrant, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

(14)	Form of Participation Agreement among the Registrant, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

(15)	Form of Participation Agreement among TIAA-CREF Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLP, and Columbia Management Distributors, Inc. (5)

(16)	Form of Participation Agreement among TIAA-CREF Life Insurance Company, WM Variable Trust, and WM Funds Distributor, Inc. (5)

(17)	Form of Participation Agreement among TIAA-CREF Life Insurance Company, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005.*

(i)	Administrative Contracts. Not Applicable

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion.

Opinion and Consent of George W. Madison, Esq. as to the legality of the securities being registered*

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1)	Written Consent of Sutherland Asbill & Brennan LLP*

(2)	Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(3)	Written Consents of Ernst & Young LLP, Independent Registered Public Accounting Firm *

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (2)

(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (5)

(3)	Amended and Restated Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company*

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).
(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393).
*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

Mary E. Beams

Bret L. Benham

Monica D. Calhoun

Scott C. Evans

I. Steven Goldstein

Glenn A. MacFarlane

Erwin W. Martens

Frances Nolan

Russell G. Noles

Dermot J. O’Brien

Keith H. Rauschenbach

Bertram L. Scott

John A. Somers

Director

Director and Vice President

Director

Director

Director

Director, Vice President and Finance Manager

Director

Director

Director

Director

Director

Director, Chairman, President, & Chief Executive Officer

Director

Gary Chinery	Vice President and Treasurer
Edward Van Dolsen	Vice President
Linda Dougherty	Second Vice President & Chief Financial Officer
Mark L. Serlen	Secretary
Glenn S. Brausa	Chief Investment Officer
Harry I. Klaristenfeld	Appointed Actuary
Jeffrey S. Goldin	Illustration Actuary
Jorge Gutierrez	Assistant Treasurer
Steven L. Sterman	Assistant Investment Officer
Edward Hancock	Acting Chief Compliance Officer (Separate Accounts only)
Craig Nordyke	Assistant Actuary
Stephen Steinberg	Assistant Actuary
Edward J. Leahy	Assistant Secretary
Benjamin Leiser	Assistant Secretary
Bruce Wallach Roger A. Vellekamp	Assistant Secretary Assistant Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

2LPPA, LLC

485 Properties, LLC

730 Texas Forest Holdings, Inc.

Ataya Hardwoods, LLC

Bethesda ARC, LLC

Bisys Crossings I, LLC

Boca 10 A & B LLC

Boca 10 C & D LLC

Boca 11 A LLC

Boca 11 B LLC

Boca 11 C & D LLC

Boca 11 E & F LLC

Boca 54 Land Associates LLC

College Credit Trust

CTG & P, LLC

DAN Properties, Inc.

GA-Buckhead, L.L.C.

IL-161 Clark Street, L.L.C.

Industrial Property Fund VI, LLC

Illinois Teachers Properties, LLC

JV Georgia One, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

Light St. Partners LLP

M.O.A. Enterprises, Inc.

MOA Investors I, Inc.

ND Properties, Inc.

One Boston Place, LLC

One Boston Place Real Estate Investment Trust

Savannah Teachers Properties, Inc.

Storage Portfolio I, LLC

Strategic Industrial Properties I, LLC

T114 Properties, Inc.

T-C Sports Co., Inc.

TCAM Core Property Fund GP LLC

TCAM Core Property Fund Operating GP LLC

TCAM Core Property Fund REIT LLC

TCPC Associates, LLC

TCT Holdings, Inc.

T-Investment Properties Corp.

T-Land Corp.

Teachers Advisors, Inc.

Teachers Belvidere Properties, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

Teachers REA, LLC

Teachers REA II, LLC

Teachers REA III, LLC

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Advisory Services, LLC

TIAA Bay Isle Key II Member, LLC

TIAA Bay Isle Key II, LLC

TIAA Canada Retail Business Trust

TIAA CMBS I, LLC

TIAA Diamond Investor, LLC

TIAA European Funding Trust

TIAA Financial Services, LLC

TIAA Florida Mall, LLC

TIAA Franklin Square, LLC

TIAA Global Markets, Inc.

TIAA Lakepointe, LLC

TIAA Miami International Mall, LLC

TIAA Realty, Inc.

TIAA Realty Capital Management, LLC

TIAA Retail Commercial LLC

TIAA SF One, LLC

TIAA-Shenandoah, LLC

TIAA Stafford-Harrison, LLC

TIAA Timberlands I, LLC

TIAA Timberlands II, LLC

TIAA The Reserve II Member, LLC

TIAA The Reserve II, LLC

TIAA Tri-State, LLC

TIAA West Town Mall, LLC

TIAA-CREF Enterprises, Inc.

TIAA-CREF Insurance Agency, LLC

TIAA-CREF Individual & Institutional Services, LLC

TIAA-CREF International Investments Limited

TIAA-CREF Investment Management, LLC

TIAA-CREF Life Insurance Company

TIAA-CREF Trust Company, FSB

TIAA-CREF Tuition Financing, Inc.

TREA 10 Schalks Crossing Road, Inc.

TREA GA Reserve, LLC

WA-WTC, L.L.C.

WRC Properties, Inc.

Notes

(1):	All subsidiaries are Delaware entities except as follows:

a)	Maryland entities: Light Street Partners, LLP and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. and Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	TIAA-CREF International Investments Limited formed in Jersey Channel Islands, UK

(2):	ND Properties, Inc. wholly or partially owns interests in four Delaware entities and sixteen foreign entities.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other Activity. Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1.

(b)	Management. The officers of TPIS and their positions with TPIS are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c)	Compensation From the Registrant. Not applicable.

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28 day of April, 2006.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	/s/ Bertram L. Scott
Bertram L. Scott
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Bertram L. Scott	Chairman, President and Chief Executive	April 28, 2006
Bertram L. Scott	Officer

/s/ Linda S. Dougherty	Second Vice President and Chief Financial	April 28, 2006
Linda S. Dougherty	Officer (Principal Financial and Accounting Officer)

Signature of Director	Date	Signature of Director	Date

/s/ Mary E. Beams	April 28, 2006	/s/ Russell Noles	April 28, 2006
Mary E. Beams		Russell Noles

	April [ ], 2006	/s/ Frances Nolan	April 28, 2006
Bret L. Benham		Frances Nolan

/s/ Monica D. Calhoun	April 28, 2006		April [ ], 2006
Monica D. Calhoun		Dermot J. O’Brien

	April [ ], 2006	/s/ Keith H. Rauschenbach	April 28, 2006
Scott C. Evans		Keith H. Rauschenbach

/s/ I. Steven Goldstein	April 28, 2006	/s/ Bertram L. Scott	April 28, 2006
I. Steven Goldstein		Bertram L. Scott

/s/ Glenn A. MacFarlane	April 28, 2006	/s/ John A. Somers	April 28, 2006
Glenn A. MacFarlane		John A. Somers

April [ ], 2006
Erwin W. Martens

EXHIBIT INDEX

(g)(3)	Form of Reinsurance Agreement effective March 1, 2006 between TIAA-CREF Life Insurance Company and Munich American Reassurance Company

(h)(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005

(k)	Opinion and Consent of George W. Madison, Esq.

(n)(1)	Written Consent of Sutherland Asbill & Brennan LLP

(n)(2)	Written Consent of PricewaterhouseCoopers LLP

(n)(3)	Written Consents of Ernst & Young LLP

(q)(3)	Amended and Restated Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company